                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   FPA Select Drawdown Fund, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   FPA Select Fund, a series of FPA Hawkeye
                                        Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   FPA Global Opportunity Fund, a series
                                        of FPA Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   FPA Hawkeye Fund, a series of FPA
                                        Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   FPA  Hawkeye-7 Fund, a series of FPA
                                        Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   J. Richard Atwood

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   Steven T. Romick

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   Brian A. Selmo

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17

Name:                                   Mark Landecker

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      02/21/17